UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 07, 2023

FIRST AMERICAN FINANCIAL CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-34580	26-1911571
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 First American Way
Santa Ana, California		92707-5913
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (714) 250-3000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.00001 par value	FAF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 7, 2023, the Board of Directors (the “Board”) of First American Financial Corporation (the “Company”) approved and adopted Amended and Restated Bylaws of the Company (as amended and restated, the “Bylaws”), that became effective immediately. The amendments to the Bylaws include:

•
updates to align with and conform to changes in the Delaware General Corporation Law (the “DGCL”), including, without limitation, to (i) align the requirement regarding the availability of the stockholder list with DGCL Section 219 and (ii) clarify the manner in which a meeting of stockholders (including a virtual meeting) may be adjourned without requiring provision of additional notice in accordance with DGCL Section 222;
•
amendments to the procedural and disclosure requirements for stockholders intending to nominate directors or propose other business (other than proposals to be included in the Company’s proxy statement pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended), at annual or special meetings of stockholders, including without limitation, to (i) address the U.S. Securities and Exchange Commission’s recently adopted “universal proxy card” rules, (ii) clarify that certain informational requirements applicable to stockholders that are entities also include individuals who directly or indirectly control (but not passive investors in) such entities, and (iii) require additional background information, disclosures and procedural requirements regarding stockholders proposing such business and other persons related to a stockholder’s solicitation of proxies;
•
revisions to require that a stockholder soliciting proxies from other stockholders use a proxy card color other than white; and
•
making technical and conforming revisions and clarifications and other administrative changes.

The foregoing summary is qualified in its entirety by reference to the full text of the Bylaws, filed as Exhibit 3.1 hereto and incorporated in this Item 5.03 by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
3.1	Bylaws of First American Financial Corporation, as amended.*
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST AMERICAN FINANCIAL CORPORATION

Date:	November 9, 2023	By:	/s/ Lisa W. Cornehl
Name: Lisa W. Cornehl Title: Senior Vice President, Chief Legal Officer